BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated October 17, 2011

to the Summary Prospectus dated January 28, 2011

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The section in the Summary Prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following in order to add Bob Miller as a portfolio manager of the Total Return Portfolio in which the Fund invests the fixed-income portion of its assets:

Portfolio Managers

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio is managed by Philip Green.

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2008	Managing Director of BlackRock, Inc.

The Total Return Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Matthew Marra, Eric Pellicciaro and Bob Miller. The team works collectively with each member primarily responsible for his area of expertise.

Name	Portfolio Manager of the Total Return Portfolio Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.
Eric Pellicciaro	2010	Managing Director of BlackRock, Inc.
Matthew Marra	2006	Managing Director of BlackRock, Inc.

The Core Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Robert Doll, Jr., Daniel Hanson and Peter Stournaras.

Name	Portfolio Manager of the Core Portfolio Since	Title
Robert Doll, Jr., CFA, CPA	1999	Senior Managing Director and Chief Equity Strategist of BlackRock, Inc.
Daniel Hanson, CFA	2007	Managing Director of BlackRock, Inc.
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

Code # SPRO-BC-1011SUP